UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  December 16, 2016

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1621 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry Into a Material Definitive Agreement.

The disclosures under Item 3.02 and 5.02 are incorporated herein by reference to the extent required.

Item 3.02                                           Unregistered Sales of Equity Securities.

Second Closing Under Purchase Agreement

On November 3, 2016, Clean Diesel Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with 96 purchasers identified on the schedule of buyers attached thereto (the “Investors”), which provides for the sale by the Company of an aggregate of 5,172,250 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), at a price of $2.00 per share (the “Offering”).

On November 4, 2016, the Company sold 949,960 shares of Common Stock at the initial closing of the Offering (the “Initial Closing”) for aggregate gross proceeds of $1,899,920. The Company also issued to MDB Capital Group LLC (the “Placement Agent”) at the Initial Closing, in consideration for its services as placement agent for the Offering, 94,996 shares of Common Stock and a five-year warrant to purchase up to 94,996 shares of Common Stock at an exercise price of $2.20 per share (the “Initial Agent Warrant”). No employees or directors of the Company purchased shares of Common Stock at the Initial Closing.

On December 16, 2016, the Company sold 4,222,290 shares of Common Stock at the second closing of the Offering (the “Second Closing”) for aggregate gross proceeds of $8,444,580. The Company also issued to the Placement Agent at the Second Closing, in consideration for its services as placement agent for the Offering, 394,479 shares of Common Stock and a five-year warrant to purchase up to 394,479 shares of Common Stock at an exercise price of $2.20 per share (the “Second Agent Warrant”).

The Investors include 4 employees and directors of the Company, each of whom purchased shares of Common Stock on the same terms and conditions as the other Investors, and who collectively purchased at the Second Closing 277,500 shares for an aggregate purchase price of $555,000.

In addition, at the Initial Closing the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors, dated November 4, 2016, pursuant to which the Company agreed to register for resale by the Investors the shares of Common Stock purchased by the Investors pursuant to the Purchase Agreement. The Company has committed to file the registration statement no later than 45 days after the Second Closing and to cause the registration statement to become effective no later than the earlier of (i) five business days after the SEC informs the Company that no review of the registration statement will be made or that the SEC has no further comments on the registration statement or (ii) 120 days after the Second Closing. The Registration Rights Agreement provides for liquidated damages upon the occurrence of certain events, including the Company’s failure to file the registration statement or cause it to become effective by the deadlines set forth above. The amount of liquidated damages payable to an Investor would be 1% of the aggregate amount invested by such Investor for each 30-day period, or pro rata portion thereof, during which the default continues, up to a maximum amount of 10% of the aggregate amount invested by such Buyer pursuant to the Purchase Agreement.

The shares of Common Stock issued at the Second Closing were offered and sold exclusively to accredited investors, and the Second Agent Warrant was offered and sold to the Placement Agent, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The Investors and the Placement Agent represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The offer and sale of the securities were made without any general solicitation or advertising.

The foregoing summaries of the Purchase Agreement, the Registration Rights Agreement and Initial Agent Warrant are qualified in their entirety by reference to the full text of the agreements, which are attached as Exhibits 10.1, 10.2 and 10.3 to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 8, 2016, and are incorporated herein by reference.  The foregoing summary of the Second Agent Warrant is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

MDB Securities Purchase Agreement

On December 16, 2016, the Company entered into a securities purchase agreement (the “MDB Purchase Agreement”) with the Placement Agent, pursuant to which the Company sold to the Placement Agent 81,550 shares of Common Stock, at a price of $2.00 per share for an aggregate purchase price of $163,100 (the “Purchase Price”). The Purchase Price was paid by cancellation of trade payables of the Company to the Placement Agent in the amount of the Purchase Price.

In addition, pursuant to the MDB Purchase Agreement, the Placement Agent is entitled to include the shares of Common Stock issued pursuant to the MDB Purchase Agreement in the registration statement to be filed by the Company pursuant to the Registration Rights Agreement as if the Placement Agent was a signatory thereto and the shares of Common Stock issued pursuant to the MDB Purchase Agreement were registrable securities thereunder.

The shares of Common Stock issued pursuant to the MDB Purchase Agreement were offered and sold exclusively to the Placement Agent, an accredited investor, in a transaction exempt from registration under the Securities Act of 1933 as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  The Placement Agent represented its intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The offer and sale of the securities were made without any general solicitation or advertising.

The foregoing summary of the MDB Purchase Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

Adoption of Omnibus Incentive Plan

Effective December 16, 2016, the Company adopted the Clean Diesel Technologies, Inc. 2016 Omnibus Incentive Plan (the “Plan”), pursuant to the approval of the plan by the Company’s stockholders by written consent dated October 24, 2016. The Plan was adopted by the Company’s Board of Directors (the “Board”) on October 11, 2016. Under the Plan, the Company is authorized to grant equity-based awards in the form of stock options, restricted common stock, restricted stock units, stock appreciation rights, and other stock based awards to employees (including executive officers), directors and consultants of the Company and its subsidiaries.

The Plan authorizes the issuance of an aggregate of 2,250,000 shares of Common Stock.  The Plan is administered by the Compensation and Nominating Committee of the Board (the “Compensation Committee”).

The foregoing summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Compensation of Officers

On December 16, 2016, the Compensation Committee completed its review of the total compensation of the Company’s executive officers. In connection with its review, the Compensation Committee approved revised compensation arrangements and equity incentive awards for certain of its executive officers.

The base salary for Matthew Beale, Chief Executive Officer of the Company, was increased from $250,000 to $300,000, effective as of January 1, 2017. The Compensation Committee further approved with respect to Mr. Beale (i) a one-time cash bonus in the sum of $37,500 and (ii) a housing allowance in the aggregate sum of $25,000, payable in 12 equal monthly installments beginning on January 1, 2017. Additionally, Mr. Beale was awarded an option to purchase 480,000 shares of Common Stock.

The base salary for Stephen Golden, Chief Technical Officer of the Company, was increased from $225,000 to $250,000, effective as of January 1, 2017. The Compensation Committee further approved with respect to Mr. Golden a one-time cash bonus of $37,500. Additionally, Mr. Golden was awarded an option to purchase 120,000 shares of Common Stock.

Tracy Kern, Chief Financial Officer of the Company, was awarded an option to purchase 75,000 shares of Common Stock.

Each of the aforementioned stock option grants were made pursuant to the Plan and will vest 1/3 on the date of grant with the remaining 2/3 to vest in four equal annual installments, subject to continued service on behalf of the Company through the applicable vesting date.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On December 16, 2016, the Company filed with the Secretary of State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”) which increased the number of authorized shares from 20,000,000 shares to 50,100,000 shares, of which 50,000,000 are designated as common stock and 100,000 are designated as preferred stock.

A copy of the Amendment is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

3.1                               Certificate of Amendment to the Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

10.1                        Clean Diesel Technologies, Inc. 2016 Omnibus Incentive Plan.

10.2                        Agent Warrant, dated December 16, 2016, between the Registrant and MDB Capital Group LLC.

10.3                        Securities Purchase Agreement, dated December 16, 2016, between the Registrant and MDB Capital Group LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2016	Clean Diesel Technologies, Inc.

	By:	/s/ Tracy Kern
Tracy Kern
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

10.1	Clean Diesel Technologies, Inc. 2016 Omnibus Incentive Plan

10.2	Agent Warrant, dated December 16, 2016, between the Registrant and MDB Capital Group LLC.

10.3	Securities Purchase Agreement, dated December 16, 2016, between the Registrant and MDB Capital Group LLC.